NEOVAX INC.

FINANCIAL STATEMENT

From Inception September 28, 2006

To

June 30, 2008

INDEX TO FINANCIAL STATEMENTS

         Page No.

Report of Independent Registered Public Accounting Firm

F-1

Balance Sheet

F-2

Statements of Operations

F-4

Statement of Changes in Stockholders’ Equity (Deficit)

F-5

Statement of Cash Flows

F-6

Notes to Financial Statements

F-7

Larry O'Donnell, CPA, P.C.

Telephone (303) 745-4545                                                                                          2228 South Fraser Street

Fax (303) 369-9384                                                                                                                                   Unit I

Email larryodonnellcpa@msn.com                                                                          Aurora, Colorado    80014

www.larryodonnellcpa.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

NeoVax, Inc.

I have audited the accompanying balance sheets of NeoVax, Inc. (a development stage company) as of March 31, 2008 and December 31, 2007 and 2006 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 2007 and 2006 and the period from September 28, 2006 (inception) to December 31, 2006 and the period from September 28, 2006 (inception) to June 30, 2008. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage and has not commenced operations. Its ability to continue as a going concern is dependent upon its ability to develop additional sources of capital, locate and complete a merger with another company and ultimately achieve profitable operations. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NeoVax, Inc. as of June 30, 2008 and December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007 and 2006 and the period from September 28, 2006 (inception) to December 31, 2006 and the period from September 28, 2006 (inception) to June 30, 2008, in conformity with generally accepted accounting principles in the United States of America.

/s/ Larry O’Donnell, CPA, PC

Aurora, Colorado

July 11, 2008

NEOVAX, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

PERIODS ENDING JUNE 30, 2008 AND DECEMBER 31, 2007 & 2006

Assets
	June 30	December 31	December 31
	2008	2007	2006

Current assets
Cash	$ 12,000	$ 12,000	$ 12,000
Accounts Receivable	-	-	-
Prepaid expenses	-	-

Total current assets	12,000	12,000	12,000

Property and equipment, net	-	-	-

Other assets	-	-	-

Total Assets	$ 12,000	$ 12,000	$ 12,000

NEOVAX, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

PERIODS ENDING JUNE 30, 2008 AND DECEMBER 31, 2007 & 2006

Liabilities and Stockholders' Equity

	June 30	December 31	December 31
	2008	2007	2006
Current liabilities
Accounts payable	$ 25	$ 25	$ 25
Accrued expenses	-	-	-
Leases payable	-	-	-
Notes payable	-	-	-
Convertible Notes	-	-	-

Total current liabilities	$ 25	$ 25	$ 25

Long Term Liabilities	-	-	-

Total Liabilities	$ 25	$ 25	$ 25

Stockholders' deficit
Preferred stock, $0.001 par value, 20,000,000 shares
authorized; no shares issued and outstanding	$ -	-	-
Common stock $.001 par value, 100,000,000 authorized
35,954,000 and 0 issued and outstanding
at June 30, 2008 and 2007 respectively	35,954	35,954	35,954
Additional paid in capital	10,865,546	10,865,546	10,865,546
Deficit accumulated during development stage	(10,889,525)	(10,889,525)	(10,889,525)
-
Total Stockholders' Equity	11,975	11,975	11,975

Total Liabilities & Stockholders' Equity	$ 12,000	$ 12,000	$ 12,000

F-3

NEOVAX, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM SEPTEMBER 28, 2006 (INCEPTION) TO JUNE 30, 2008

	Period ended	Year ended	For the period from	For the period from
	June 30	December 31	September 28, 2006	September 28, 2006
	2008	2007	(inception) to	(inception) to
			December 31, 2006	June 30, 2008
Income
Contract revenues	$ -	$ -	$ -	$ -
Research fees	-	-	-	$ -
Total income	-	-	-	$ -
				$ -
Cost of sales	-	-	-	$ -

Gross profit	-	-	-	-

Expenses
License Technology Fee	-	-	10,000,000	$ 10,000,000
Consulting	-	-	889,500	$ 889,500
General and admin expenses	-	-	25	$ 25
Payroll expenses	-	-	-	$ -
Depreciation	-	-	-	$ -

Total expenses	-	-	10,889,525	10,889,525

Loss from operations	-	-	(10,889,525)	(10,889,525)

Other income (expenses)
Interest expense	-	-	-	$ -
Other income (expenses), net	-	-	-	$ -

Net loss	-	-	(10,889,525)	(10,889,525)

Net loss	$ -	$ -	$ (10,889,525)	$ (10,889,525)

Loss per common share	$ -	$ -	$ (0.30)	$ (0.30)

F-4

NEOVAX, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM SEPTEMBER 28, 2006 (INCEPTION) TO JUNE 30, 2008

				Development
				Stage
	Common Stock		Paid in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance September 28, 2006	-	$ -	$ -	$ -	$ -

Shares issued for technology license	30,000,000	30,000	9,970,000		10,000,000

Shares issued for consulting services	5,930,000	5,930	883,570		889,500

Shares issued for capital receipt	24,000	24	11,976		12,000

Net loss for the year 2006				(10,889,525)	(10,889,525)

Balance December 31, 2006	35,954,000	35,954	10,865,546	(10,889,525)	11,975

Net loss for year 2007				-

Balance December 31, 2007	35,954,000	35,954	10,865,546	(10,889,525)	11,975

Net loss for June 30, 2008				-

Balance June 30, 2008	35,954,000	35,954	10,865,546	(10,889,525)	11,975

F-5

NEOVAX, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

FOR THE PERIOD FROM SEPTEMBER 28, 2006 (INCEPTION) TO JUNE 30, 2008

	Period ended	Year ended	For the period from	For the period from
	June 30	December 31	September 28, 2006	September 28, 2006
	2008	2007	(inception) to	(inception) to
			December 31, 2006	June 30, 2008

Cash flows from operating activities:
Net loss	-	-	(10,889,525)	(10,889,525)

Adjustments to reconcile net loss to net
cash provided by (used in) operating activities:
License fee paid in common stock			10,000,000	10,000,000
Compensation in exchange for common stock	-		889,500	889,500
Changes in operating assets and liabilities
Increase in account payable			25	25

Total adjustments	-	-	10,889,525	10,889,525
Net cash used in operating activities	-	-	-	-

Cash flows from investing activities:
Cash payments for the purchase of property	-	-	-	-

Cash flows from financing activities:
Proceeds from issuance of stock	-		12,000	12,000
Proceeds from loans payable	-	-	-	-

Net cash provided by financing activities	-	-	12,000	12,000

Net increase (decrease) in cash	-	-	12,000	12,000
Cash, beginning of year	12,000	12,000	-

Cash, end of period	$12,000	$12,000	$12,000	$ 12,000

NeoVax, INC.

(A Development-Stage Company)

NOTES TO FINANCIAL STATEMENTS

June 30, 2008

NOTE 1 – HISTORY AND RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

History

NeoVax, Inc. (the Company), a development stage company, was organized under the laws of the State of Colorado on September 28, 2006. The Company is in the development stage as defined in Financial Accounting Standards Board Statement No. 7. The fiscal year end is December 31.

Going Concern and Plan of Operation

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is in the development stage and has not earned any revenues from operations to date. These conditions raise substantial doubt about its ability to continue as a going concern.

The Company is currently devoting its efforts to locating merger candidates. The Company's ability to continue as a going concern is dependent upon its ability to develop additional sources of capital, locate and complete a merger with another company, and ultimately, achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Income Taxes

The Company uses the liability method of accounting for income taxes pursuant to Statement of Financial Accounting Standards No. 109. Under this method, deferred income taxes are recorded to reflect the tax consequences in future years of temporary differences between the tax basis of the assets and liabilities and their financial amounts at year end.

For federal income tax purposes, substantially all expenses must be deferred until the Company commences business and then they may be written off over a 60-month period. These expenses will not be deducted for tax purposes and will represent a deferred tax asset. The Company has provided a valuation allowance in the full amount of the deferred tax asset since there is no assurance of future taxable income. Tax deductible losses can be carried forward for 20 years until utilized for federal income tax purposes.

Deferred Offering Costs

Deferred offering costs, which may consist of legal, accounting and filing fees relating to an offering will be capitalized. The deferred offering costs will be offset against offering proceeds in the event the offering is successful. In the event the anticipated offering is unsuccessful or is abandoned, the deferred offering costs will be expensed.

Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash in banks and highly liquid investments with original maturities of 90 days or less.

Earnings (Loss) Per Common Share

Basic per share information is computed based upon the weighted average number of common shares outstanding during the period. Diluted per share information consists of the weighted average number of common shares outstanding, plus the dilutive effects of options and warrants calculated using the treasury stock method. In loss periods, dilutive common equivalent shares are excluded as the effect would be anti-dilutive. There are no options and warrants outstanding.

F-7

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and assumptions.

Revenue recognition

The Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2008.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values.  These financial instruments include accounts payable and accrued liabilities, and notes payable.  Fair values were assumed to approximate carrying values because these financial instruments are short term, their carrying amounts approximate fair values, or they are payable on demand.

Recently Issued Accounting Pronouncements

The Company has adopted all recently issued accounting pronouncements. The adoption of the accounting pronouncements did not have a material effect on the operations of the Company.

NOTE 2 - STOCKHOLDERS' EQUITY

During September 2006, the Company issued 30 million shares of  common stock for a technology license, 5.93 million shares for consulting services and sold 24,000 shares of its $.001 par value common stock for $12,000 in cash. .

NOTE 3 - RELATED PARTY TRANSACTIONS

 Office services are provided without charge by the president. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein.  The officer and director of the Company is involved in other business activities and may, in the future, become involved in other business opportunities, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.